Exhibit 99.3

John Deere Owner Trust 2004

Servicer’s Certificate

$205,000,000   Class A-1 1.14% Asset Backed Notes due May 13, 2005

$186,000,000   Class A-2 1.68% Asset Backed Notes due November 15, 2006

$185,000,000   Class A-3 2.32% Asset Backed Notes due December 17, 2007

$158,280,000   Class A-4 3.02% Asset Backed Notes due March 15, 2011

  $18,930,000   Class B 2.90% Asset Backed Notes due March 15, 2011

    $3,778,476   Asset Backed Certificates

Payment Date:	15-Nov-04

(1) Servicing Fee:	$530,967.23
Servicing Fee earned:	$0.00
Servicing Fee paid:	$530,967.23
Servicing Fee shortfall:	$0.00

(2) Administration Fee:	$100.00
Administration Fee Shortfall:	$0.00

(3) Total Distribution Amount:	$25,474,901.44

(4) Noteholders’ Interest Distributable Amount applicable to A-1 Notes:	$92,381.81
Noteholders’ Interest Carryover Shortfall applicable to A-1 Notes:	$0.00

(5) Noteholders’ Interest Distributable Amount applicable to A-2 Notes:	$260,400.00
Noteholders’ Interest Carryover Shortfall applicable to A-2 Notes:	$0.00

(6) Noteholders’ Interest Distributable Amount applicable to A-3 Notes:	$357,666.67
Noteholders’ Interest Carryover Shortfall applicable to A-3 Notes:	$0.00

(7) Noteholders’ Interest Distributable Amount applicable to A-4 Notes:	$398,338.00
Noteholders’ Interest Carryover Shortfall applicable to A-4 Notes:	$0.00

(8) Noteholders’ Interest Distributable Amount applicable to B Notes:	$45,747.50
Noteholders’ Interest Carryover Shortfall applicable to B Notes:	$0.00

(9) Noteholders’ Interest Distributable Amount deposited into Note Distribution Account:	$1,154,533.98
Noteholders’ Interest Carryover Shortfall:	$0.00

(10) A-1 Noteholders’ Monthly Principal Distributable Amount:	$22,891,964.14
% of Principal Distribution Amount applicable to A-1 Noteholders:	100.00%
A-1 Noteholders’ Principal Carryover Shortfall:	$0.00
A-1 Noteholders’ Principal Distributable Amount:	$22,891,964.14

(11) A-2 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-2 Noteholders:	0.00%
A-2 Noteholders’ Principal Carryover Shortfall:	$0.00
A-2 Noteholders’ Principal Distributable Amount:	$0.00

(12) A-3 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-3 Noteholders:	0.00%
A-3 Noteholders’ Principal Carryover Shortfall:	$0.00
A-3 Noteholders’ Principal Distributable Amount:	$0.00

(13) A-4 Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to A-4 Noteholders:	0.00%
A-4 Noteholders’ Principal Carryover Shortfall:	$0.00
A-4 Noteholders’ Principal Distributable Amount:	$0.00

(14) B Noteholders’ Monthly Principal Distributable Amount:	$0.00
% of Principal Distribution Amount applicable to B Noteholders:	0.00%
B Noteholders’ Principal Carryover Shortfall:	$0.00
B Noteholders’ Principal Distributable Amount:	$0.00

(15) Noteholders’ Principal Distribution Amount deposited into Note Distribution Account:	$22,891,964.14
Noteholders’ Principal Carryover Shortfall:	$0.00

(16) Noteholders’ Distributable Amount:	$24,046,498.12

(17) Amount to be withdrawn from the Reserve Account and deposited into Note Distribution Account:	$0.00
Interest Amount included above:	$0.00
Principal Amount included above:	$0.00

(18) Deposit to Reserve Account from Collection Account to increase the amount
on deposit in the Reserve Account to the Specified Reserve Account Balance:	$0.00

(19) Certificateholders’ Interest Distributable Amount:	$0.00
Certificateholders’ Interest Carryover Shortfall:	$0.00

(20) Certificateholders’ Principal Distributable Amount applicable to current period	$0.00
% of Principal Distribution Amount applicable to Certificate holders	0.00%
Certificateholders’ Principal Carryover Shortfall:	$0.00
Certificateholders’ Principal Distributable Amount:	$0.00

(21) Certificateholders’ Distributable Amount:	$0.00

(22) Deposit to Reserve Account (from excess collections):	$897,336.09

(23) Specified Reserve Account Balance (after all distributions and adjustments) :	$13,247,299.00

(24) Reserve Account Balance over the Specified Reserve Account Balance
(before any distribution of excess):	$14,144,635.09

(25) Excess Reserve Account Balance Distributable to Seller (5.05(b)(i) or (ii)):	$897,336.09

(26) Note Value as of the end of the related Collection Period	$623,203,617.97

(27) Pool Balance (excluding Accrued Interest) as of close of business on the last day of
the related Collection Period:	$614,552,748.49

(28) Number of Accounts at the end of the related Collection Period	21,153

(29) After giving effect to all distributions on such Payment Date:
Outstanding Principal Balance of A-1 Notes:	$71,215,141.96
A-1 Note Pool Factor:	0.3473909

Outstanding Principal Balance of A-2 Notes:	$186,000,000.00
A-2 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-3 Notes:	$185,000,000.00
A-3 Note Pool Factor:	1.0000000

Outstanding Principal Balance of A-4 Notes:	$158,280,000.00
A-4 Note Pool Factor:	1.0000000

Outstanding Principal Balance of B Notes:	$18,930,000.00
B Note Pool Factor:	1.0000000

Outstanding Principal Balance of the Certificates:	$3,778,476.00
Certificate Pool Factor:	1.0000000

(30) Aggregate Purchased Receivables for related Collection Period:	$0.00

(31) Reserve Account Balance after giving effect to all distributions:	$13,247,299.00

(32) Specified Reserve Account Balance (after all distributions and adjustments):	$13,247,299.00

(33) Aggregate amount of realized losses for the collection period	$965.18

(34) Aggregate amount of realized losses since 21-Apr-04	$26,008.89